Exhibit 10(b) 2

KPMG Audit Plc
Canary Wharf (8th floor)	Tel +44 (0) 20 7311 6078
1 Canada Square	Fax +44 (0) 0 7311 5837
London	DX 38050 Blackfriars
E14 5AG
United Kingdom

Independent Auditors' Consent

The Board of Directors
HSBC Holdings plc:

We consent to the incorporation by reference in the registration statement (No. 333-102027), as amended, on Form F-4 and in the registration statement (No. 333-92024) on Form F-3 of HSBC Holdings plc of our report dated March 3, 2003, with respect to the consolidated financial statements of HSBC Holdings plc as of December 31, 2002 and 2001 and for each of the years in the three-year period ended December 31, 2002, which report appears in the December 31, 2002 Annual Report on Form 20-F of HSBC Holdings plc.

KPMG Audit Plc

London, England
March 6, 2003
[[[[	KPMG Audit Plc, a company incorporated under the UK Companies Acts, is a member of KPMG International, a Swiss association	KPMG Audit Plc is registered to carry on audit work by the Institute of Chartered Accountants in	England and Wales. Registered in England No 3110745	Registered office 8 Salisbury Square London EC4Y 8BB